SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : November 25, 1998


                       Saxon Asset Securities Trust 1998-2
             Mortgage Loan Asset Backed Certificates, Series 1998-2

             (Exact name of registrant as specified in its charter)


     Virginia                         34-0-20552             52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                         This report consists of 7 consecutively numbered pages.

Item 5.   Other Events.

          On November 25, 1998    distributions   were   made   to   the
          Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 1998 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1998-2,
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1998-2



Date: December 2, 1998         By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                          November 25, 1998                              6

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 1998


                                                SAXON ASSET SECURITIES TRUST 1998-2
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1998-2
                                                  STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:           25-NOV-98                                                                                           PAGE # 1
RECORD DATE:         30-OCT-98
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Certi- Certifi-
                                                                                 fi-    cates
                                                                       Interest cates  Carry-  Applied
                 Original        Beginning      Principal    Interest   Carry   Carry-  over   Realized   Total           Ending
                 Certificate     Certificate     Distri-      Distri-   Forward  over   Amt    Loss       Distri-       Certificate
Class Cusip #    Balance         Balance         bution       bution      Amt    Amt    Paid   Amount     bution         Balance
------------------------------------------------------------------------------------------------------------------------------------
AF-1  805564AU5  65,000,000.00   55,002,353.89  3,984,923.97   300,221.18    -   N/A   N/A      N/A    4,285,145.15   51,017,429.92
AF-2  805564AV3  50,000,000.00   50,000,000.00             -   259,166.67    -   N/A   N/A      N/A      259,166.67   50,000,000.00
AF-3  805564AW1  19,000,000.00   19,000,000.00             -    99,908.33    -   N/A   N/A      N/A       99,908.33   19,000,000.00
AF-4  805564AX9  34,000,000.00   34,000,000.00             -   182,750.00    -   N/A   N/A      N/A      182,750.00   34,000,000.00
AF-5  805564AY7  10,873,000.00   10,873,000.00             -    61,523.06    -   N/A   N/A      N/A       61,523.06   10,873,000.00
AF-6  805564AZ4  23,382,000.00   23,382,000.00             -   123,924.60    -   N/A   N/A      N/A      123,924.60   23,382,000.00
MF-1  805564BA8  11,691,000.00   11,691,000.00             -    65,177.33    -   N/A   N/A        -       65,177.33   11,691,000.00
MF-2  805564BB6   8,184,000.00    8,184,000.00             -    47,671.80    -   N/A   N/A        -       47,671.80    8,184,000.00
BF-1  805564BH3   6,430,000.00    6,430,000.00             -    39,919.58    -   N/A   N/A        -       39,919.58    6,430,000.00
BF-2  805564BJ9   2,923,000.00    2,923,000.00             -    19,486.67    -   N/A   N/A        -       19,486.67    2,923,000.00
BF-3  805564BK6   2,338,000.00    2,338,000.00             -    15,586.67    -   N/A   N/A        -       15,586.67    2,338,000.00
AV-1  805564BC4 125,442,000.00  111,307,540.76  2,911,478.98   499,435.08    -     -     -      N/A    3,410,914.06  108,396,061.78
AV-2  805564BD2  56,001,000.00   56,001,000.00             -   289,338.50    -   N/A   N/A      N/A      289,338.50   56,001,000.00
MV-1  805564BE0  16,801,000.00   16,801,000.00             -    77,695.94    -     -     -        -       77,695.94   16,801,000.00
MV-2  805564BF7  12,880,000.00   12,880,000.00             -    61,924.68    -     -     -        -       61,924.68   12,880,000.00
BV-1  805564BG5   6,720,000.00    6,720,000.00             -    35,668.53    -     -     -        -       35,668.53    6,720,000.00
BV-2  805564BL4   3,920,000.00    3,920,000.00             -    23,583.31    -     -     -        -       23,583.31    3,920,000.00
BV-3  805564BM2   2,240,000.00    2,240,000.00             -    13,476.18    -     -     -        -       13,476.18    2,240,000.00
   C        N/A            N/A             N/A           N/A   501,222.38  N/A   N/A   N/A      N/A      501,222.38             N/A
   R        N/A            N/A             N/A           N/A   590,207.77  N/A   N/A   N/A      N/A      590,207.77             N/A
==================================================================================================================================
TOTALS          457,825,000.00  433,692,894.65  6,896,402.95 3,307,888.26    -     -     -        -   10,204,291.21  426,796,491.70
==================================================================================================================================

Grp I           233,821,000.00  223,823,353.89  3,984,923.97 1,215,335.89                            5,200,259.86    219,838,429.92
Grp II          224,004,000.00  209,869,540.76  2,911,478.98 1,001,122.22                            3,912,601.20    206,958,061.78


===============
LIBOR RATE   5.21938%
===============

Factor Information Per $1,000 of the Original Balance   Pass Through Rate
--------------------------------------------------------------------------------------------------------------------------------
                    Principal     Interest       Interest       Certificates     Certificates       End Prin       Current Pass
Class   Cusip #     Distribution  Distribution   Carry Forward     Carryover    Carryover Paid      Balance        Through Rate
--------------------------------------------------------------------------------------------------------------------------------
AF-1  805564AU5     61.30652262  4.61878738      0.0000000               N/A               N/A       784.8835372     6.5500%
AF-2  805564AV3               -  5.18333340      0.0000000               N/A               N/A      1000.0000000     6.2200%
AF-3  805564AW1               -  5.25833316      0.0000000               N/A               N/A      1000.0000000     6.3100%
AF-4  805564AX9               -  5.37500000      0.0000000               N/A               N/A      1000.0000000     6.4500%
AF-5  805564AY7               -  5.65833349      0.0000000               N/A               N/A      1000.0000000     6.7900%
AF-6  805564AZ4               -  5.30000000      0.0000000               N/A               N/A      1000.0000000     6.3600%
MF-1  805564BA8               -  5.57500043      0.0000000               N/A               N/A      1000.0000000     6.6900%
MF-2  805564BB6               -  5.82500000      0.0000000               N/A               N/A      1000.0000000     6.9900%
BF-1  805564BH3               -  6.20833281      0.0000000               N/A               N/A      1000.0000000     7.4500%
BF-2  805564BJ9               -  6.66666781      0.0000000               N/A               N/A      1000.0000000     8.0000%
BF-3  805564BK6               -  6.66666809      0.0000000               N/A               N/A      1000.0000000     8.0000%
AV-1  805564BC4     23.20976212  3.98140240      0.0000000         0.0000000         0.0000000       864.1129907     5.3844%
AV-2  805564BD2               -  5.16666667      0.0000000               N/A               N/A      1000.0000000     6.2000%
MV-1  805564BE0               -  4.62448307      0.0000000         0.0000000         0.0000000      1000.0000000     5.5494%
MV-2  805564BF7               -  4.80781677      0.0000000         0.0000000         0.0000000      1000.0000000     5.7694%
BV-1  805564BG5               -  5.30781696      0.0000000         0.0000000         0.0000000      1000.0000000     6.3694%
BV-2  805564BL4               -  6.01615051      0.0000000         0.0000000         0.0000000      1000.0000000     7.2194%
BV-3  805564BM2               -  6.01615179      0.0000000         0.0000000         0.0000000      1000.0000000     7.2194%
-----------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below

                     ---------------------------------------
                                  Mary Jo Davis
                              Chase Bank of Texas
                         600 Travis Street, 10th Floor
                                 Houston, Texas
                                 (713) 216-4756
                     ---------------------------------------
                               CHASE BANK OF TEXAS
                                 MASTER SERVICER

                                       -6-

                                              SAXON ASSET SECURITIES TRUST 1998-2
                                            MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                         SERIES 1998-2
                                                STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:        25-NOV-98                                                                                PAGE #    2
RECORD DATE:      30-OCT-98

                                                                                                     Group I         Group II
                                                                                                  ---------------------------------

Sec.3.04(a)(i)(c)   Aggregate Scheduled Mortgage Principal Balance                             219,838,429.92     206,958,061.78
                    Prepayment Amount                                                            3,802,010.46       2,800,790.34
                    Liquidation Amount                                                                     -                 -
                    Substitution Shortfalls Amount                                                         -                 -
                    Repurchase Amounts                                                                     -                 -
                    Other Recoveries                                                                       -                 -
                    Extra Principal Distribution Amount                                                    -                 -
                    Applied Realized Loss Amount                                                           -                 -
                    Unpaid Realized Loss Amount                                                            -                 -
                                                                                                  ---------------------------------
Sec.3.04(a)(ii)     Group I Net Rate                                                                                  9.20311%
                    Group II Net Rate                                                                                 9.09861%

Sec.3.04(a)(iii)    The Largest Mortgage Loan Balance Outstanding in Group I                                          586,014.66
                    The Largest Mortgage Loan Balance Outstanding in Group II                                        1,145,635.67


                                                                                                    Group I         Group II
                                                                                                 ----------------------------------
Sec.3.04(a)(iv)      Servicing Fees                                                                95,344.16      87,383.05

                     Master Servicing Fees                                                          5,595.58       5,246.74
                                                                                                 ----------------------------------

Sec. 3.04 (b)       The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans in each Group
(i)-(ii)            as of the Close of Business as of the end of the Related Prepayment Period

                                                     Group I                                 Group II
                    ----------------------------------------------------------------------------------------------------
                    Category     Number   Percentage    Principal Balance    Number   Percentage    Principal Balance
                    ----------------------------------------------------------------------------------------------------
                    30-59 Days     45       1.95674%   4,301,670.04             38    2.13318%       4,414,779.07

                    60-89 Days      6       0.20469%     449,979.99              1    0.05113%         105,822.95

                    90+ Days        7       0.14367%     315,851.58              5    0.40937%         847,221.88

                    ----------------------------------------------------------------------------------------------------

                                                                                                   Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)        Number of Mortgage Loans in Foreclosure Proceedings                                  56                  59
(iii)               Scheduled Principal Balance of all Mortgage Loans in Foreclosure              4,491,531.71      6,942,790.92
                         Proceedings
                    Number of Mortgage Loans in Foreclosure in Prior Month                               41                  45
                    Scheduled Principal Balance of all Mortgage Loans in Foreclosure in
                         Prior Month                                                              3,355,251.54      5,283,768.19
                                                                                               -----------------------------------


                                                                                                  Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)(iv)    Number of Mortgagors in Bankruptcy Proceedings                                      17                   19
                    Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings          1,487,281,94   1,393,539.14
                                                                                                -----------------------------------

                                                                                                  Group I          Group II
                                                                                                -----------------------------------
Sec. 3.04(b)(v)     Number of REO Preperties in the Prepayment Period                               1                  -
                    Aggregate book value of REO Preperties                                          73,595.54          -
                                                                                                -----------------------------------

                                                                                   Servicer       Group I         Group II
                                                                                ---------------------------------------------------
Sec. 3.04 (b)(vi)   Number of 60+ Day Delinquent Loans                           Meritech            77                 74
                                                                                ---------------------------------------------------
                    Amount by Principal Balance of 60+ Day Delinquent Loans      Meritech         1,487,281.94    1,393,539.14
                                                                                ---------------------------------------------------

                             CHASE BANK OF TEXAS
                                MASTER SERVICER
                                      -7-